Exhibit 99.1

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Asian Equity Exchange Group Co., Ltd.

(Incorporated in Samoa)

We have audited the accompanying consolidated balance sheet of Asian Equity Exchange Group Co., Ltd. (the “Company”) as of December 31, 2015 and the related consolidated statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the period from May 29, 2015 (date of incorporation) to December 31, 2015 (the “period”). These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of December 31, 2015 and the consolidated results of its operations and its cash flows for the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ Anthony Kam & Associates Limited

Anthony Kam & Associates Limited

Certified Public Accountants

March 31, 2016

Hong Kong, China

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ASIAN EQUITY EXCHANGE GROUP CO., LTD.

CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2015

		December 31, 2015
Assets	Notes
Current assets
Cash and cash equivalents		$22,655
Prepayments	4	23,298
Amount due from a related party	5	14,284
Total current assets		60,237

Property and equipment, net of accumulated depreciation	6	18,202
Total assets		$78,439

Liabilities and stockholders’ equity
Current Liabilities
Income taxes payable		5,675
Other payables	7	69,466
Total liabilities		75,141

Stockholders’ equity
Common stock:
1,000,000,000 shares authorized, par value $0.00001, 1,000,000,000 shares issued and outstanding as of December 31, 2015	8	10,000
Subscription receivable	8	(10,000)
Retained earnings		5,280
Accumulated other comprehensive loss		(1,982)
Total stockholders’ equity		3,298
Total liabilities and stockholders’ equity		$78,439

See accompanying notes to the consolidated financial statements

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ASIAN EQUITY EXCHANGE GROUP CO., LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE PERIOD FROM MAY 29, 2015 (DATE OF INCORPORATION) TO DECEMBER 31, 2015

Period from May 29, 2015 to December 31, 2015

Revenue	$242,512
Cost of sales	(908)

Gross profit	241,604

Expenses
General and administrative	(231,462)

Profit from operations	10,142

Other income (loss)	-

Profit before provision for income taxes	10,142

Provision for income taxes	(4,862)

Net income for the period	$5,280

Other comprehensive income (loss), net of tax
Exchange differences on translating foreign operations	(1,982)

Total comprehensive income for the period	$3,298

Basic and diluted income per common share	$0.00

Basic and diluted weighted average common shares outstanding	236,111,111

See accompanying notes to the consolidated financial statements

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ASIAN EQUITY EXCHANGE GROUP CO., LTD.

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM MAY 29, 2015 (DATE OF INCORPORATION) TO DECEMBER 31, 2015

	Common stock					Accumulated
	Par value $0.00001, paid					Other
	Number of Shares	Par Value	Subscription Receivable		Retained Earnings	Comprehensive Loss	Total Equity

Balance at May 29, 2015 (inception)	-	$-	$		$-	$-	$-
Issue of common stock	1,000,000,000	10,000		(10,000)	-	-	-
Net income for the period	-	-		-	5,280	-	5,280
Other comprehensive loss	-	-		-	-	(1,982)	(1,982)

Balance at December 31, 2015	1,000,000,000	$10,000		$(10,000)	$5,280	$(1,982)	$3,298

See accompanying notes to the consolidated financial statements

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ASIAN EQUITY EXCHANGE GROUP CO., LTD.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM MAY 29, 2015 (DATE OF INCORPORATION) TO DECEMBER 31, 2015

Period from May 29, 2015 to December 31, 2015
Cash flows from operating activities
Net income	$10,142
Adjustment to reconcile net income to net cash provided by operations:
Depreciation	2,207
Changes in operating assets and liabilities:
Increase in prepayments	(23,298)
Increase in other payables	69,466
Net cash generated from operating activities	58,517

Cash flows from investing activities
Purchases of property and equipment	(20,409)
Net cash used in investing activities	(20,409)

Cash flows from financing activities
Payments made to a related party	(14,284)
Net cash used in financing activities	(14,284)

Net change in cash and cash equivalents	23,824
Cash and cash equivalents at beginning of period	-
Effect of foreign exchange rate, net	(1,169)
Cash and cash equivalents at the end of period	$22,655

Supplemental Cash Flow
Cash paid for interest	$-
Cash paid for income taxes	$-

See accompanying notes to the consolidated financial statements

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ASIAN EQUITY EXCHANGE GROUP CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND PRINCIPAL ACTIVITIES

Asian Equity Exchange Group Co., Ltd. (the “Company”) was incorporated under the laws of Samoa on May 29, 2015.

The Company is principally engaged in operating an equity information service platform designed to provide equity investment financing information to all enterprises in the countries and regions of Asia.

NOTE 2 – REPORTING ENTITIES

Name of subsidiary	Place of incorporation	Percentage of interest	Principal activities

Yinfu International Enterprise Ltd.	Hong Kong	100% directly	Providing consultancy services in investment and corporate management

Yinfu Guotai Investment Consultant (Shenzhen) Co., Ltd.*	The People’s Republic of China	100% indirectly	Providing consultancy services in investment and corporate management

* This company has no official English name. The English name is a translated one only.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Use of Estimates

The Company prepares its consolidated financial statements in accordance with rules and regulations of the Securities and Exchange Commission (“SEC”) and accounting principles generally accepted (“GAAP”) in the United States of America. The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Basis of Consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries.

Business Combination

The Company adopted the accounting pronouncements relating to business combination (primarily contained in ASC Topic 805 “Business Combinations”), including assets acquired and liabilities assumed on arising from contingencies. These pronouncements established principles and requirement for how the acquirer of a business recognizes and measures in its financial statements be identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquisition as well as provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. In addition, these pronouncements eliminate the distinction between contractual and non-contractual contingencies, including the initial recognition and measurement criteria and require an acquirer to develop a systematic and rational basis for subsequently measuring and accounting for acquired contingencies depending on their nature. The Company’s adoption of these pronouncements will have an impact on the manner in which it accounts for any future acquisitions.

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Cash and cash equivalents

The Company considers cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from inception, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value. Cash and cash equivalents were $22,655 at December 31, 2015.

Property, plant and equipment

Property, plant and equipment are recorded at cost. Depreciation is calculated using the straight line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the term of the related lease or the estimated useful life of the asset. The useful lives are as follows:

Leasehold improvements	20 years
Office equipment	5 years

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When properties are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the period ended December 31, 2015, the Company impaired property, plant and equipment of $0. The amount was charged to operation as a general and administrative expense.

Income tax

The Company accounts for income taxes under the provisions of ASC Topic 740 “Accounting for Income Taxes.” Under ASC Topic 740, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

The provision for income tax is based on the results for the period as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized.

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Deferred income taxes are calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

ASC Topic 740 also prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken, or for one expected to be taken, in a tax return. ASC Topic 740 also provides guidance related to, among other things, classification, accounting for interest and penalties associated with tax positions, and disclosure requirements. Any interest and penalties accrued related to unrecognized tax benefits will be recorded as tax expense.

Beginning January 1, 2008, the new Enterprise Income Tax (“ EIT ”) law replaced the existing laws for Domestic Enterprises (“ DE’s ”) and Foreign Invested Enterprises (“ FIE’s ”). The new standard EIT rate of 25% replaced the 33% rate currently applicable to both DE’s and FIE’s. Beginning January 1, 2008, the People’s Republic of China (the “P.R.C.”) unified the corporate income tax rule on foreign invested enterprises and domestic enterprises. The unified corporate income tax rate is 25%.

EIT of $4,862 has been provided in the financial statements for the period ended December 31, 2015.

Fair value of financial instruments

The Company follows ASC 820, “Fair Value Measurements and Disclosures,” which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. A fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last is considered unobservable, is used to measure fair value:

Level 1:	Valuations for assets and liabilities traded in active markets from readily available pricing sources such as quoted prices in active markets for identical assets or liabilities.

Level 2:	Observable inputs (other than Level 1 quoted prices) such as quoted prices in active markets for similar assets or liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, or other inputs that are observable or can be corroborated by observable market data.

Level 3:	Unobservable inputs that are supported by little or no market activity and that are significant to determining the fair value of the assets or liabilities, including pricing models, discounted cash flow methodologies and similar techniques.

The carrying values of our financial instruments, including, cash and cash equivalents, other receivables and other payables approximate their fair value due to the short maturities of these financial instruments. We do not have other financial assets or liabilities that are measured at fair value on a recurring basis as of December 31, 2015.

Revenue recognition

The Company will recognize revenue from the sale of products and services in accordance with ASC 605, “Revenue Recognition.” Revenue will be recognized only when all of the following criteria are met: persuasive evidence for an agreement exists, delivery has occurred or services have been provided, the price or fee is fixed or determinable, and collection is reasonably assured.

The source of the Company’s revenue for the period was from the provision of consultancy services on investment and corporate management to its customers in the P.R.C.

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Liao Ning Ying Jin Grand Ceremony Corporate Management Limited*, the major customer of the Company for the period, represented 64% of the Company’s total revenue for the period.

* This company has no official English name. The English name is a translated one only.

Earnings per share

The Company has adopted ASC Topic 260, “Earnings per Share,” (“EPS”) which requires presentation of basic EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation. In the accompanying financial statements, basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. As of December 31, 2015, there was no dilutive security outstanding.

Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain, net of tax.

Foreign currency translation

The accompanying consolidated financial statements are presented in United States Dollar (USD). The functional currency of the Company is Hong Kong Dollar (HKD) and Renminbi (RMB). Capital accounts are translated into USD from the functional currencies at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the period. The translation rates are as follows:

Period from May 29, 2015 to December 31, 2015

Average HKD : US$ exchange rate in the period	0.1290
Spot HKD : US$ exchange rate as at the period end	0.1290
Average RMB : US$ exchange rate in the period	0.1591
Spot RMB : US$ exchange rate as at the period end	0.1540

Economic and political risk

The Company’s major operations are conducted in the P.R.C. Accordingly, the political, economic, and legal environments in the P.R.C., as well as the general state of the P.R.C.’s economy may influence the Company’s business, financial condition, and results of operations.

The Company’s major operations in the P.R.C. are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, and legal environment. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, and rates and methods of taxation, among other things.

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Concentration of credit risk

Cash includes cash at banks and demand deposits in accounts maintained with banks within the P.R.C. Total cash in these banks as of December 31, 2015 amounted to $22,655, none of which is covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks to its cash in bank accounts.

The Company performs ongoing credit evaluations of customers and has not experienced any material losses to date. The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties of its major customers.

Recent accounting pronouncements

The Company does not expect any of the following recent accounting pronouncements to have a material effect on the Company’s financial position, results of operations, or cash flows.

In August 2014, the FASB issued ASU No. 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. This pronouncement is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016, and early adoption is permitted. Management is currently evaluating the impact of this pronouncement on our consolidated financial statements.

In November 2014, FASB issued ASU No. 2014-17, (Business Combinations (Topic 805): Pushdown Accounting (a consensus of the FASB Emerging Issues Task Force.) The amendments in this update provide an acquired entity with an option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. The adoption of ASU 2014-17 did not have a material impact on the Company’s consolidated financial statements.

In January 2015, FASB issued ASU No. 2015-01, Income Statement—Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items. This Update eliminates from GAAP the concept of extraordinary items. The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. A reporting entity may apply the amendments prospectively. A reporting entity also may apply the amendments retrospectively to all prior periods presented in the financial statements. Early adoption is permitted provided that the guidance is applied from the beginning of the fiscal year of adoption. The Company does not expect the adoption of ASU 2015-01 to have material impact on the Company’s consolidated financial statements.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.

NOTE 4 – PREPAYMENTS

The prepayments of $23,298 as at December 31, 2015 were made to a third party for consultancy services.

NOTE 5 – AMOUNT DUE FROM A RELATED PARTY

The amount due from a related party of $14,284 represents a loan to Mr. Liu Jun, the former Chief Executive Officer and Chief Financial Officer of Asia Equity Exchange Group, Inc. (resigned on November 10, 2015) and the Chairman of the Board of Directors of the subsidiaries of the Company. The amount is unsecured, interest free and has no fixed terms of repayment.

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NOTE 6 – PLANT AND EQUIPMENT

2015

Leasehold improvements	$17,149
Office equipment	3,260
20,409
Accumulated depreciation	(2,207)
Balance as at December 31	$18,202

Depreciation expense for the period ended December 31, 2015 amounted to $2,207.

NOTE 7 – OTHER PAYABLES

2015

Accrued charges to third parties service providers	$16,346
Payables to suppliers of property and equipment	47,241
Salaries and wages accrued to employees	5,879
$69,466

Accrued charges to third parties service providers and payables to suppliers of property and equipment are unsecured, interest free and to be settled within one month.

NOTE 8 – SHAREHOLDER’S EQUITY

There was 1,000,000,000 common stock issued and outstanding as of December 31, 2015 with par value of $0.00001 per share. The subscription receivable of $10,000 represents the consideration for the common stock issued which was not received as of December 31, 2015.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

From time to time the Company may become a party to litigation matters involving claims against the Company. Management believes that it is adequately insured for its operations and there are no current matters that would have a material effect on the Company’s financial position or results of operations.

The Company has no commitments or contingencies as of December 31, 2015.

NOTE 10 – SUBSEQUENT EVENTS

On November 30, 2015, Asia Equity Exchange Group Inc. (“AEEX”) executed a Sale and Purchase Agreement (“the Agreement”) to acquire 100% of the shares and assets of the Company. Pursuant to the Agreement, AEEX agreed to issue one billion (1,000,000,000) restricted common shares of AEEX to the owners of the Company (“the share exchange”). Execution of this agreement is the first stage of the planned acquisition. Closing was planned to take place on or before March 31, 2016. Closing is contingent upon the completion of an audit of the Company. All shares issued pursuant to the Agreement are held in escrow and deemed to be in the full control of AEEX until the closing.

Upon the completion of this audit, the share exchange has been closed. As a result, the Company has become a wholly owned subsidiary of AEEX. For financial accounting purposes, the share exchange has been accounted for as a reverse acquisition by the Company, and resulted in a recapitalization, with the Company, being the accounting acquirer and AEEX, as the acquired entity.

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